This is filed pursuant to Rule 497(e).

AllianceBernstein Institutional Funds, Inc.

File Nos. 333-37177 and 811-08403.

AllianceBernstein
Institutional
Funds

AllianceBernstein Institutional Funds, Inc. provides a selection of equity investment alternatives to institutional and other investors through qualifying programs who seek capital growth or high total return.

Prospectus

March 31, 2003

      >     AllianceBernstein Premier Growth Institutional Fund

      >     AllianceBernstein Quasar Institutional Fund

      >     AllianceBernstein Real Estate Investment Institutional Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                       [LOGO] ALLIANCEBERNSTEIN(TM)
                                              Investment Research and Management

 Investment Products Offered
-----------------------------
>     Are Not FDIC Insured
>     May Lose Value
>     Are Not Bank Guaranteed
-----------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

   RISK/RETURN SUMMARY....................................................  3
   AllianceBernstein Premier Growth Institutional Fund ...................  4
   AllianceBernstein Quasar Institutional Fund............................  5
   AllianceBernstein Real Estate Investment
   Institutional Fund.....................................................  6
   Summary of Principal Risks.............................................  7
   Fees and Expenses of the Funds.........................................  8
   GLOSSARY...............................................................  9
   DESCRIPTION OF THE FUNDS...............................................  9
   Investment Objectives and Principal Policies........................... 10
   Description of Additional Investment Practices......................... 12
   Additional Risk Considerations......................................... 17
   MANAGEMENT OF THE FUNDS................................................ 18
   PURCHASE AND SALE OF SHARES............................................ 21
   How The Funds Value Their Shares....................................... 21
   How To Buy Shares...................................................... 21
   How To Exchange Shares................................................. 21
   How To Sell Shares..................................................... 21
   DIVIDENDS, DISTRIBUTIONS AND TAXES..................................... 22
   DISTRIBUTION ARRANGEMENTS.............................................. 23
   GENERAL INFORMATION.................................................... 24
   FINANCIAL HIGHLIGHTS................................................... 25

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Institutional Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on page 7.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, and forwards. The use of these techniques involve special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns, before and after taxes, for one year and over the life of the Fund compare to those of a broad-based-securities market index; and

      o changes in the Fund's performance from year to year over the life of the Fund.

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

AllianceBernstein Premier Growth Institutional Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                         1              Since
                                                        Year          Inception*
-----------  -------------------------------------------------------------------
Class I**    Return Before Taxes                      -30.57%           -2.91%
             -------------------------------------------------------------------
             Return After Taxes on Distributions      -30.57%           -3.75%
             -------------------------------------------------------------------
             Return After Taxes on Distributions
                and Sale of Fund Shares               -18.77%           -2.18%
-----------  -------------------------------------------------------------------
Class II     Return Before Taxes                      -30.81%           -3.24%
--------------------------------------------------------------------------------
Russell      (reflects no deduction for
1000            fees, expenses, or taxes)
Growth
Index                                                 -27.88%           -4.48%
--------------------------------------------------------------------------------

*     Inception Date for Class I and Class II shares: 1/7/98.

**    After-tax Returns:

      - Are shown for Class I shares only and will vary for Class II shares because Class II shares have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual return in the bar chart is for the Fund's Class I shares.

  [THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a    n/a    n/a    n/a    n/a    n/a    29.40%   -17.60%   -22.75%   -30.57%
------------------------------------------------------------------------------
93     94     95     96     97     98      99        00        01        02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.09%, 4th quarter, 1999; and Worst Quarter was down -19.23%, 3rd quarter, 2001.

AllianceBernstein Quasar Institutional Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                         1              Since
                                                        Year          Inception*
-----------  -------------------------------------------------------------------
Class I**    Return Before Taxes                      -30.16%           -8.52%
-----------  -------------------------------------------------------------------
             Return After Taxes on Distributions      -30.16%           -9.92%
-----------  -------------------------------------------------------------------
             Return After Taxes on Distributions
                and Sale of Fund Shares               -18.52%           -6.98%
-----------  -------------------------------------------------------------------
Class II     Return Before Taxes                      -30.69%           -8.92%
--------------------------------------------------------------------------------
Russell      (reflects no deduction for
2000            fees, expenses, or taxes)
Growth
Index                                                 -30.26%           -9.10%
--------------------------------------------------------------------------------

*     Inception Date for Class I and Class II shares: 3/17/98.

**    After-tax Returns:

      - Are shown for Class I shares only and will vary for Class II shares because Class II shares have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual return in the bar chart is for the Fund's Class I shares.

  [THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a    n/a    n/a    n/a    n/a    n/a    16.06%    9.91%    -11.65%    -30.16%
--------------------------------------------------------------------------------
93     94     95     96     97     98      99       00         01         02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.15%, 4th quarter, 2001; and Worst Quarter was down -27.15%, 3rd quarter, 2001.

AllianceBernstein Real Estate Investment Institutional Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

Principal Investment Strategies and Risks:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund can invest in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                            1             5             Since
                                           Year         Years         Inception*
--------------------------------------------------------------------------------
Class I**    Return Before Taxes           2.44%         0.93%          1.22%
-----------  -------------------------------------------------------------------
             Return After Taxes
                on Distributions           0.96%        -1.14%         -0.88%
-----------  -------------------------------------------------------------------
             Return After Taxes
                on Distributions and
                Sale of Fund Shares        1.52%        -0.36%         -0.14%
--------------------------------------------------------------------------------
Class II     Return Before Taxes           2.06%         0.61%          0.89%
--------------------------------------------------------------------------------
S&P          (reflects no deduction
500             for fees, expenses,
Index           or taxes)                -22.09%        -0.58%         -0.58%
--------------------------------------------------------------------------------
NAREIT       (reflects no deduction
Equity          for fees, expenses,
Index           or taxes)                  3.82%         3.30%          3.30%
--------------------------------------------------------------------------------

*     Inception Date for Class I and Class II shares: 12/9/97.

**    After-tax Returns:

      - Are shown for Class I shares only and will vary for Class II shares because Class II shares have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class I shares.

  [THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a   n/a   n/a   n/a   n/a   -19.37%   -5.66%   24.60%    7.88%    2.44%
--------------------------------------------------------------------------------
   93    94    95    96    97      98        99      00        01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.98%, 2nd quarter, 1999; and Worst Quarter was down -11.70%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations". These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. All of the AllianceBernstein Institutional Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. AllianceBernstein Real Estate Investment Institutional Fund is particularly subject to this risk.

CAPITALIZATION RISK

This is the risk of investments in small-capitalization companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. AllianceBernstein Quasar Institutional Fund is particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e. debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Institutional Funds that invest a substantial portion of their assets in fixed-income securities. AllianceBernstein Real Estate Investment Institutional Fund has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities.

FOCUSED PORTFOLIO RISK

AllianceBernstein Premier Growth Institutional Fund, which invests in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Funds with foreign securities are subject to this risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk.

MANAGEMENT RISK

Each AllianceBernstein Institutional Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases                            None
Sales charge imposed on dividend reinvestments                       None
Deferred sales charge                                                None
Exchange fee                                                         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

             Operating Expenses                              Examples
--------------------------------------------   -------------------------------------
Premier Growth
Institutional Fund         Class I  Class II                       Class I  Class II
                           -------  --------                       -------  --------
Management fees             1.00%    1.00%     After 1 year         $   92   $  122
12b-1 fees                  None      .30%     After 3 years (b)    $  377   $  466
Other expenses               .32%     .30%     After 5 years (b)    $  683   $  833
                            ----     ----      After 10 years (b)   $1,554   $1,866
Total fund operating
   expenses                 1.32%    1.60%
                            ====     ====
Waiver and/or Expense
   Reimbursement (a)        (.42)%   (.40)%
                            ----     ----
Net Expenses                 .90%    1.20%
                            ====     ====

Quasar Institutional Fund  Class I  Class II                       Class I  Class II
                           -------  --------                       -------  --------
  Management fees           1.00%    1.00%     After 1 year         $  122   $  153
  12b-1 fees                None      .30%     After 3 years (b)    $  449   $  567
  Other expenses             .52%     .64%     After 5 years (b)    $  799   $1,006
                            ----     ----      After 10 years (b)   $1,785   $2,229
  Total fund operating
     expenses               1.52%    1.94%
                            ====     ====
  Waiver and/or Expense
     Reimbursement (a)      (.32)%   (.44)%
                            ----     ----
  Net Expenses              1.20%    1.50%
                            ====     ====

Real Estate Investment
Institutional Fund         Class I  Class II                       Class I  Class II
                           -------  --------                       -------  --------
Management fees              .90%     .90%     After 1 year         $  122   $  153
12b-1 fees                  None      .30%     After 3 years (b)    $  400   $  518
Other expenses               .39%     .51%     After 5 years (b)    $  699   $  909
                            ----     ----      After 10 years (b)   $1,549   $2,002
Total fund operating
   expenses                 1.29%    1.71%
                            ====     ====
Waiver and/or Expense
   Reimbursement (a)        (.09)%   (.21)%
                            ----     ----
Net Expenses (c)            1.20%    1.50%
                            ====     ====

--------------------------------------------------------------------------------

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through each Fund's current fiscal year (October 31) and may be extended by Alliance for additional one-year terms.

(b) These examples assume that Alliance's agreement to waive management fees and/or to bear operating expenses is not extended beyond its initial period.

(c) For the fiscal year ended October 31, 2002, the Adviser voluntarily waived or reimbursed the Fund for an additional .01% of expenses so that the Fund's actual net expenses for the fiscal year were 1.19% and 1.49% for Class I and Class II, respectively. It is expected that this additional .01% waiver will not be continued for the fiscal year ended October 31, 2003.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating, and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Rating Agencies and Rated Securities

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 is S&P's 500 Composite Stock Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above, are considered to be issued by a U.S. company.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and principal risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Premier Growth Institutional Fund

AllianceBernstein Premier Growth Institutional Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

o     invest up to 5% of its net assets in rights or warrants; and

o make loans of portfolio securities up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

AllianceBernstein Quasar Institutional Fund

AllianceBernstein Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o make short sales of securities against the box, but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

o make loans of portfolio securities up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The

Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

AllianceBernstein Real Estate Investment Institutional Fund

AllianceBernstein Real Estate Investment Institutional Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if not rated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o enter into standby commitment agreements for up to 25% of its assets at the time of commitment;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs, and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices".

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying common equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the AllianceBernstein Real Estate Investment Institutional Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. AllianceBernstein Quasar Institutional Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of a Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund or the Adviser.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Institutional Fund may invest in guaranteed mortgage pass-through securities that represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. AllianceBernstein Real Estate Investment Institutional Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Institutional Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Funds will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. In addition, a Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures and may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. All of the Funds may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time, or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Fund.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. Higher portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper, and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U. S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities settlements may in some instances be subject to delays and related administrative uncertainties. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization, or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Institutional Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of these risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Institutional Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Institutional Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years in the case of all Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each Fund paid Alliance as a percentage of average daily net assets:

                                 Fee as
                              percentage of
                              average daily       Fiscal
Fund                           net assets*      Year Ending
--------                      -------------     -----------

AllianceBernstein Premier
  Growth Institutional .....      .66%           10/31/02
AllianceBernstein Quasar
  Institutional.............      .82%           10/31/02
AllianceBernstein
  Real Estate
  Investment
  Institutional.............      .90%           10/31/02

--------------------------------------------------------------------------------

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                         Principal Occupation
                                                         During the Past
Fund                     Employee; Year; Title           Five (5) Years*
--------------------------------------------------------------------------------
AllianceBernstein        Alfred Harrison+; since         Associated with
Premier Growth           inception--Vice Chairman        Alliance since
Institutional Fund       of Alliance Capital             prior to 1998.
                         Management Corporation
                         (ACMC)**

                         Thomas G. Kamp; since 2003      Associated with
                         --Senior Vice President         Alliance since
                                                         prior to 1998.

AllianceBernstein        Bruce Aronow; since 1999        Associated with
Quasar                   --Senior Vice President         Alliance since 1999;
Institutional Fund       of ACMC                         prior thereto, Vice
                                                         President at Invesco
                                                         since 1998.

AllianceBernstein        Daniel G. Pine; since 1996      Associated with
Real Estate              --Senior Vice President         Alliance since prior
Investment               of ACMC                         to 1998.
Institutional Fund
                         David Kruth; since 1997         Associated with
                         --Vice President of ACMC        Alliance since prior
                                                         to 1998.

--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

**    The sole general partner of Alliance.

+     Until May 1, 2003.

Performance of Similarly Managed Accounts

Institutional Accounts. In addition to managing the assets of AllianceBernstein Premier Growth Institutional Fund, Mr. Kamp has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Premier Growth Institutional Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Premier Growth Institutional Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Kamp has managed the Historical Portfolios as an employee of Alliance. As of December 31, 2002, the assets in the Historical Portfolios totaled approximately $934 million and the average size of an institutional account in the Historical Portfolio was approximately $62 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which fee is lower than the advisory fee associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Premier Growth Institutional Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Premier Growth Institutional Fund. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If AllianceBernstein Premier Growth Institutional Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, AllianceBernstein Premier Growth Institutional Fund's performance relative to the index would be reduced by AllianceBernstein Premier Growth Institutional Fund's expenses, including brokerage commissions, advisory fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Premier Growth Institutional Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate Mr. Kamp's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Premier Growth Institutional Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                        Premier                               Russell
                        Growth                                 1000
                     Institutional    Historical   S&P 500    Growth
                         Fund         Portfolios    Index      Index

One year...........     (30.57)%        (30.21)%   (22.09)%   (27.88)%
Three years........     (23.83)         (21.54)    (14.54)    (23.64)
Five years.........         --           (0.69)     (0.58)     (3.84)
Since July 1,
1994*..............         --           10.78      10.28       8.28

--------------------------------------------------------------------------------

* Mr. Kamp has managed the Historical Portfolio as an employee of Alliance since July 1994.

Offshore Fund Account - In addition to managing the Fund's assets, Mr. Kamp has ultimate responsibility for the management of ACM Global Investments - American Growth Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors ("ACM American Growth"). ACM American Growth has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the Fund. ACM American Growth is not subject to the same types of expenses as the Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of ACM American Growth could have been negatively affected if it had been regulated as an U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to ACM American Growth for the period since Mr. Kamp began to manage the fund in December 1996. As of December 31, 2002, the assets in ACM American Growth totaled approximately $480 million.

The performance data is for the Class AX shares of ACM American Growth and net of all fees charged to ACM American Growth. The data has not been adjusted to reflect any fees that will be payable by the Fund, which at current asset levels are generally lower than the fees imposed on ACM American Growth. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of ACM American Growth.

The following performance data is provided solely to illustrate the past performance of Mr. Kamp in managing ACM American Growth. Investors should not rely on the following performance data of ACM American Growth as an indication of future performance of the Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

AVERAGE ANNUAL TOTAL RETURNS

                      Premier                                Russell
                      Growth                                  1000
                   Institutional   ACM American   S&P 500    Growth
                       Fund          Growth *      Index      Index

One year.........     (30.57)%       (30.65)%     (22.09)%   (27.88)%
Three years......     (23.83)        (22.07)      (14.54)    (23.64)
Five years.......         --          (1.45)       (0.58)     (3.84)
Since 12/31/96...         --           2.87         4.41       1.18

--------------------------------------------------------------------------------

* Total return is for the Class AX shares of ACM American Growth, net of all fees. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Funds Value Their Shares

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

How To Buy Shares

You may purchase a Fund's shares through your financial representative at NAV. AllianceBernstein Institutional Funds' shares are not subject to any initial or contingent sales charges. See "Distribution Arrangements" for a description of who can buy each class of shares of the Funds.

The minimum initial investment in the AllianceBernstein Institutional Funds is $2 million, which may be invested in any one or more of the Funds. Investments made through fee-based or wrap-fee programs will satisfy the minimum initial investment requirement if the fee-based or wrap-fee program, as a whole, invests at least $2 million in one or more of the Funds. There is no minimum for subsequent investments. The minimum initial investment may be waived in the discretion of the Fund.

A Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your shares of any Fund for the same class of shares of any other Fund and for Class A shares of any other AllianceBernstein Mutual Fund. Exchanges of shares are made at the next-determined NAV without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial representative. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

      o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service. If you are in doubt about what documents are required by your fee-based program or other program, you should contact your financial representative.

      o     Selling Shares Directly To The Funds

By Mail:

      -- Send a signed letter of instruction or stock power form, along with certificates, to:

                Alliance Global Investor Services
                P.O. Box 786003
                San Antonio, TX 78278-6003

            For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                8000 IH 10 W, 4th floor
                San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial representative, Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day (except for certain omnibus accounts).

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or shares at the time you purchase shares. Your election can be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, at your election, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the same class of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution will depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Institutional Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the distributions may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer two classes of shares.

Class I Shares

You may purchase and hold shares of Class I solely:

o through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc. or ABIRM;

o     through employee plans that have at least $10 million in assets;

o if you are an investment advisory client of, or are a certain other person associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by ABIRM and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

o as an interest in a "qualified State tuition program" (within the meaning of Section 529 of the Code) approved by ABIRM;

Class II Shares.

You may purchase and hold shares of Class II solely:

o if you are an investor participating in a wrap-fee or other similar program offered by a registered broker-dealer or other financial intermediary that meets certain requirements established by ABIRM; and

o     through employee plans that have at least $10 million in assets.

For more detailed information about who may purchase and hold the shares of each Fund, see the Fund's SAI. Fee-based and other programs may impose different requirements with respect to investment in the shares of the Funds than described above.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its Class II shares. The amount of these fees is .30% of the Fund's aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. All or a portion of the fees may be paid to financial intermediaries.

Conversion Feature. As described above, Class I shares may be held solely through the fee-based program accounts, employee benefit plans, qualified State tuition programs and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If a holder of Class I shares (i) ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Class I shares as described in this Prospectus (each, a "Conversion Event"), then all Class I shares held by the shareholder will convert automatically to Class II shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion.

The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Class I shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge.

Other. If you are a Fund shareholder through an account established under a fee-based or other program, your fee-based or other program may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose report, along with each Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                 Income from Investment Operations             Less Dividends and Distributions
                                            ------------------------------------------    ------------------------------------------
                                                             Net Gains
                                Net Asset        Net        or Losses on                  Dividends    Distributions
                                 Value,      Investment      Investments    Total from     from Net     in Excess of   Distributions
                                Beginning      Income      (both realized   Investment    Investment   Net Investment      from
  Fiscal Year or Period         of Period   (Loss) (a)(b)  and unrealized)  Operations      Income         Income      Capital Gains
  ---------------------         ---------   -------------  ---------------  ----------    ----------   --------------  -------------
AllianceBernstein Premier
Growth Institutional Fund
   Class I
   Year ended 10/31/02.......    $ 9.87         $ (.02)        $(1.93)        $(1.95)      $  -0-           $  -0-        $   -0-
   Year ended 10/31/01.......    $17.06         $ (.02)        $(5.94)        $(5.96)      $  -0-           $  -0-        $(1.12)
   Year ended 10/31/00.......    $17.55         $ (.03)        $  .75         $  .72       $  -0-           $  -0-        $(1.21)
   Year ended 10/31/99.......    $12.62         $ (.04)        $ 4.98         $ 4.94       $(.01)           $  -0-        $   -0-
   1/7/98+ to 10/31/98.......    $10.00         $  .01         $ 2.61         $ 2.62       $  -0-           $  -0-        $   -0-
   Class II
   Year ended 10/31/02.......    $ 9.73         $ (.05)        $(1.90)        $(1.95)      $  -0-           $  -0-        $   -0-
   Year ended 10/31/01.......    $16.88         $ (.06)        $(5.86)        $(5.92)      $  -0-           $  -0-        $(1.12)
   Year ended 10/31/00.......    $17.44         $ (.10)        $  .75         $  .65       $  -0-           $  -0-        $(1.21)
   Year ended 10/31/99.......    $12.58         $ (.10)        $ 4.96         $ 4.86       $  -0-           $  -0-        $   -0-
   1/7/98+ to 10/31/98.......    $10.00         $ (.03)        $ 2.61         $ 2.58       $  -0-           $  -0-        $   -0-

AllianceBernstein Quasar
Institutional Fund
   Class I
   Year ended 10/31/02.......    $ 6.80         $ (.06)        $(1.50)        $(1.56)      $  -0-           $  -0-        $   -0-
   Year ended 10/31/01.......    $11.38         $ (.05)        $(2.69)        $(2.74)      $  -0-           $  -0-        $(1.72)
   Year ended 10/31/00.......    $ 7.92         $ (.11)        $ 3.57         $ 3.46       $  -0-           $  -0-        $   -0-
   Year ended 10/31/99.......    $ 7.42         $ (.02)        $  .53         $  .51       $  -0-           $(.01)        $   -0-
   3/17/98+ to 10/31/98......    $10.00         $   -0-        $(2.58)        $(2.58)      $  -0-           $  -0-        $   -0-
   Class II
   Year ended 10/31/02.......    $ 6.71         $ (.20)        $(1.37)        $(1.57)      $  -0-           $  -0-        $   -0-
   Year ended 10/31/01.......    $11.32         $ (.07)        $(2.70)        $(2.77)      $  -0-           $  -0-        $(1.72)
   Year ended 10/31/00.......    $ 7.90         $ (.06)        $ 3.48         $ 3.42       $  -0-           $  -0-        $   -0-
   Year ended 10/31/99.......    $ 7.40         $ (.05)        $  .55         $  .50       $  -0-           $  -0-        $   -0-
   3/17/98+ to 10/31/98......    $10.00         $(5.89)        $ 3.29         $(2.60)      $  -0-           $  -0-        $   -0-

AllianceBernstein Real Estate
Investment Institutional Fund
   Class I
   Year ended 10/31/02.......    $ 7.66         $  .28         $  .10         $  .38       $(.42)(g)        $  -0-        $   -0-
   Year ended 10/31/01.......    $ 7.48         $  .39         $  .21         $  .60       $(.42)(g)        $  -0-        $   -0-
   Year ended 10/31/00.......    $ 6.77         $  .07         $ 1.12         $ 1.19       $(.45)           $(.03)        $   -0-
   Year ended 10/31/99.......    $ 7.78         $  .37         $ (.90)        $ (.53)      $(.42)(g)        $(.06)        $   -0-
   12/9/97+ to 10/31/98......    $10.00         $  .43         $(2.26)        $(1.83)      $(.39)           $  -0-        $   -0-
   Class II
   Year ended 10/31/02.......    $ 7.71         $  .27         $  .08         $  .35       $(.40)(g)        $  -0-        $   -0-
   Year ended 10/31/01.......    $ 7.52         $  .34         $  .25         $  .59       $(.40)(g)        $  -0-        $   -0-
   Year ended 10/31/00.......    $ 6.79         $ (.07)        $ 1.24         $ 1.17       $(.40)           $(.04)        $   -0-
   Year ended 10/31/99.......    $ 7.77         $  .20         $ (.74)        $ (.54)      $(.40)(g)        $(.04)        $   -0-
   12/9/97+ to 10/31/98......    $10.00         $  .41         $(2.28)        $(1.87)      $(.36)           $  -0-        $   -0-

--------------------------------------------------------------------------------

+     Commencement of operations

(a)   Based on average shares outstanding.

(b)   Net of fee waiver and expense reimbursement.

(c) Total investment return is calculated assuming an initial investment made at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d) Net of expenses waived/reimbursed. If the Funds had borne all expenses, the expense ratio would have been as follows:

                                                                1998       1999         2000          2001        2002
                                                                ----       ----         ----          ----        ----
      AllianceBernstein Premier Growth Institutional Fund
      Class I                                                 2.29%(f)     1.28%        1.13%         1.16%        1.32%
      Class II                                                2.65%(f)     1.68%        1.53%         1.49%        1.60%

      AllianceBernstein Quasar Institutional Fund
      Class I                                                 3.82%(f)     2.08%        2.39%         2.38%        1.52%
      Class II                                                4.62%(f)     2.14%        2.29%         2.23%        1.94%

      AllianceBernstein Real Estate Investment
      Institutional Fund
      Class I                                                 3.09%(f)     3.54%        13.03%        3.52%        1.29%
      Class II                                                3.59%(f)     2.93%        15.25%        7.57%        1.71%

(e)   (000's omitted).

(f)   Annualized.

(g) Distributions from net investment income include a tax return of capital of $.14 and $.13 for Class I and II, respectively, for year ended 10/31/02, $.03 and $.06 for Class I and II, respectively, for year ended 10/31/01, and $.05 and $.04 for Class I and II, respectively, for year ended 10/31/99.

                                    Less Distributions
                               ----------------------------
                               Distributions     Total       Net Asset
                                in Excess of    Dividends      Value,
                                Net Realized       and         End of      Total
  Fiscal Year or Period             Gains     Distributions    Period   Return (c)
  ---------------------        -------------  -------------  ---------  ----------
AllianceBernstein Premier
Growth Institutional Fund
   Class I
   Year ended 10/31/02.......      $  -0-       $   -0-       $ 7.92     (19.76)%
   Year ended 10/31/01.......      $(.11)       $(1.23)       $ 9.87     (37.36)%
   Year ended 10/31/00.......      $  -0-       $(1.21)       $17.06       3.94%
   Year ended 10/31/99.......      $  -0-       $ (.01)       $17.55      39.17%
   1/7/98+ to 10/31/98.......      $  -0-       $   -0-       $12.62      26.20%
   Class II
   Year ended 10/31/02.......      $  -0-       $   -0-       $ 7.78     (20.04)%
   Year ended 10/31/01.......      $(.11)       $(1.23)       $ 9.73     (37.54)%
   Year ended 10/31/00.......      $  -0-       $(1.21)       $16.88      3.54%
   Year ended 10/31/99.......      $  -0-       $   -0-       $17.44      38.63%
   1/7/98+ to 10/31/98.......      $  -0-       $   -0-       $12.58      25.80%

AllianceBernstein Quasar
Institutional Fund
   Class I
   Year ended 10/31/02.......      $  -0-       $   -0-       $ 5.24     (22.94)%
   Year ended 10/31/01.......      $(.12)       $(1.84)       $ 6.80     (27.20)%
   Year ended 10/31/00.......      $  -0-       $   -0-       $11.38      43.69%
   Year ended 10/31/99.......      $  -0-       $ (.01)       $ 7.92       6.88%
   3/17/98+ to 10/31/98......      $  -0-       $   -0-       $ 7.42     (25.80)%
   Class II
   Year ended 10/31/02.......      $  -0-       $   -0-       $ 5.14     (23.40)%
   Year ended 10/31/01.......      $(.12)       $(1.84)       $ 6.71     (27.71)%
   Year ended 10/31/00.......      $  -0-       $   -0-       $11.32      43.29%
   Year ended 10/31/99.......      $  -0-       $   -0-       $ 7.90       6.76%
   3/17/98+ to 10/31/98......      $  -0-       $   -0-       $ 7.40     (26.00)%

AllianceBernstein Real Estate
Investment Institutional Fund
   Class I
   Year ended 10/31/02.......      $  -0-       $ (.42)       $ 7.62       4.58%
   Year ended 10/31/01.......      $  -0-       $ (.42)       $ 7.66       8.05%
   Year ended 10/31/00.......      $  -0-       $ (.48)       $ 7.48      18.28%
   Year ended 10/31/99.......      $  -0-       $ (.48)       $ 6.77      (7.21)%
   12/9/97+ to 10/31/98......      $  -0-       $ (.39)       $ 7.78     (18.61)%
   Class II
   Year ended 10/31/02.......      $  -0-       $ (.40)       $ 7.66       4.17%
   Year ended 10/31/01.......      $  -0-       $ (.40)       $ 7.71       7.83%
   Year ended 10/31/00.......      $  -0-       $ (.44)       $ 7.52      17.86%
   Year ended 10/31/99.......      $  -0-       $ (.44)       $ 6.79      (7.32)%
   12/9/97+ to 10/31/98......      $  -0-       $ (.36)       $ 7.77     (19.02)%

                                                   Ratios/Supplemental Data
                               ------------------------------------------------------------
                                                Ratio of      Ratio of Net
                                                 Expenses     Income (Loss)
                                Net Assets,     to Average      to Average      Portfolio
  Fiscal Year or Period        End of Period  Net Assets (d)  Net Assets (b)  Turnover Rate
  ---------------------        -------------  --------------  --------------  -------------
AllianceBernstein Premier
Growth Institutional Fund
   Class I
   Year ended 10/31/02.......   $ 67,380(e)       .90%           (.23)%            96%
   Year ended 10/31/01.......   $178,157(e)       .90%           (.20)%           156%
   Year ended 10/31/00.......   $446,373(e)       .90%           (.16)%           124%
   Year ended 10/31/99.......   $247,269(e)       .90%           (.22)%            85%
   1/7/98+ to 10/31/98.......   $ 56,894(e)       .90%(f)         .08%(f)          86%
   Class II
   Year ended 10/31/02.......   $ 20,672(e)      1.20%           (.52)%            96%
   Year ended 10/31/01.......   $ 28,152(e)      1.20%           (.52)%           156%
   Year ended 10/31/00.......   $ 10,176(e)      1.30%           (.57)%           124%
   Year ended 10/31/99.......   $  7,790(e)      1.30%           (.62)%            85%
   1/7/98+ to 10/31/98.......   $  3,014(e)      1.30%(f)        (.38)%(f)         86%

AllianceBernstein Quasar
Institutional Fund
   Class I
   Year ended 10/31/02.......   $105,172(e)      1.20%           (.95)%           106%
   Year ended 10/31/01.......   $ 59,184(e)      1.20%           (.71)%           125%
   Year ended 10/31/00.......   $ 12,606(e)      1.20%          (1.08)%           181%
   Year ended 10/31/99.......   $ 16,798(e)      1.20%           (.20)%           144%
   3/17/98+ to 10/31/98......   $ 20,513(e)      1.20%(f)         .03%(f)          61%
   Class II
   Year ended 10/31/02.......   $     65         1.50%          (3.09)%           106%
   Year ended 10/31/01.......   $     87         1.50%           (.84)%           125%
   Year ended 10/31/00.......   $    495         1.35%           (.64)%           181%
   Year ended 10/31/99.......   $ 14,400(e)      1.35%           (.51)%           144%
   3/17/98+ to 10/31/98......   $    283         1.60%(f)        (.14)%(f)         61%

AllianceBernstein Real Estate
Investment Institutional Fund
   Class I
   Year ended 10/31/02.......   $178,818(e)      1.19%           3.41%             24%
   Year ended 10/31/01.......   $ 48,472(e)      1.00%           5.32%             19%
   Year ended 10/31/00.......   $  1,584(e)      1.00%           1.01%            211%
   Year ended 10/31/99.......   $  1,147(e)      1.00%           4.75%             32%
   12/9/97+ to 10/31/98......   $ 18,193(e)      1.00%(f)        5.62%(f)          11%
   Class II
   Year ended 10/31/02.......   $     19(e)      1.49%           3.33%             24%
   Year ended 10/31/01.......   $     62(e)      1.30%           4.53%             19%
   Year ended 10/31/00.......   $    440         1.40%           1.00%            211%
   Year ended 10/31/99.......   $    380         1.40%           2.32%             32%
   12/9/97+ to 10/31/98......   $    320         1.40%(f)        5.04%(f)          11%

--------------------------------------------------------------------------------

Please refer to footnotes on page 26.

For more information about the Funds, the following documents are available upon request:

      o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

      o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          Alliance Global Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

SEC File No. 811-08403

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

INSTPRO0303

AllianceBernstein
Institutional
Funds


AllianceBernstein Institutional Funds, Inc. provides a selection of equity investment alternatives to institutional and other investors through qualifying programs who seek capital growth or high total return.


      Class I Prospectus

      March 31, 2003

           >   AllianceBernstein Real Estate
               Investment Institutional Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
================================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
================================

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                         Page
   RISK/RETURN SUMMARY................................    3
   Fees and expenses of the fund......................    5
   GLOSSARY...........................................    6
   DESCRIPTION OF THE FUND............................    6
   Investment Objective, Principal Policies
   and Risk Considerations............................    6
   Description of Additional Investment Practices.....    8
   Additional Risk Considerations.....................   11
   MANAGEMENT OF THE FUND.............................   12
   PURCHASE AND SALE OF SHARES........................   13
   How The Fund Values Its Shares.....................   13
   How To Buy Shares..................................   13
   How To Sell Shares.................................   13
   DIVIDENDS, DISTRIBUTIONS AND TAXES.................   13
   GENERAL INFORMATION................................   14
   FINANCIAL HIGHLIGHTS...............................   15

AllianceBernstein Real Estate Investment Institutional Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Real Estate Investment Institutional Fund. The Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

The Risk/Return Summary includes a table for the Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns, before and after taxes, for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                       Since
                                       1 Year        5 Years         Inception*
--------------------------------------------------------------------------------
Class I**   Return Before Taxes         2.44%         0.93%           1.22%
           ---------------------------------------------------------------------
            Return After Taxes
             on Distributions           0.96%        -1.14%          -0.88%
           ---------------------------------------------------------------------
            Return After Taxes
             on Distributions and
              Sale of Fund Shares       1.52%        -0.36%          -0.14%
--------------------------------------------------------------------------------
S&P 500     (reflects no deduction
Index        for fees, expenses,
             or taxes)                -22.09%        -0.58%          -0.58%
--------------------------------------------------------------------------------
NAREIT      (reflects no deduction
Equity       for fees, expenses,
Index        or taxes)                  3.82%         3.30%           3.30%
--------------------------------------------------------------------------------

*  Inception Date for Class I shares: 12/9/97.
** After-tax Returns:
   - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
   - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Bar Chart
--------------------------------------------------------------------------------
The following chart shows the annual return for Class I shares for each calendar year since the Fund's inception.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a    n/a     n/a    -19.37%     -5.66%    24.60%   7.88%    2.44%
--------------------------------------------------------------------------------
93    94     95     96      97        98         99       00       01       02


                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.98%, 2nd quarter, 1999; and Worst Quarter was down -11.70%, 3rd quarter, 1998.

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)



Maximum sales charge imposed on purchases                            None
Sales charge imposed on dividend reinvestments                       None
Deferred sales charge                                                None
Exchange fee                                                         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) and EXAMPLE

The Example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                              Operating Expenses                                             Example
          -----------------------------------------------------------        -------------------------------------------
            Management fees                     .90%                         After 1 year        $  122
            12b-1 fees                         None                          After 3 years (b)   $  400
            Other expenses                      .39%                         After 5 years (b)   $  699
                                              -----                          After 10 years (b)  $1,549
            Total fund operating
               expenses                        1.29%
                                              =====
            Waiver and/or Expense
               Reimbursement (a)               (.09)%
                                              -----
            Net Expenses (c)                   1.20%
                                              =====

-------------------------------------------------------------------------------------------------------------------------
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year (October 31) and may be extended by Alliance for additional one-year terms.
(b) This example assumes that Alliance's agreement to waive management fees and/or to bear operating expenses is not extended beyond its initial period.
(c) For the fiscal year ended October 31, 2002, the Adviser voluntarily waived or reimbursed the Fund for an additional .01% of expenses, so that the
    Fund's actual net expenses for the fiscal year were 1.19%. It is expected that this additional .01% waiver will not be continued for the fiscal year ended October 31, 2003.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating, and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

RATING AGENCIES AND RATED SECURITIES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating
Co.

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 is S&P's 500 Composite Stock Index, a widely recognized unmanaged index of market activity.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.


--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the Fund's risks may include risks discussed in the Risk/Return Summary above. Additional information about the risks of investing in the Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote, and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVE, PRINCIPAL POLICIES
AND RISK CONSIDERATIONS

Investment Objective

The Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

How the Fund Pursues Its Objective

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or

Baa or, if not rated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o  invest up to 15% of its net assets in convertible securities;

o  enter into forward commitments;

o enter into standby commitment agreements for up to 25% of its assets at the time of commitment;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o  invest up to 10% of its net assets in rights or warrants;

o  make loans of portfolio securities of up to 25% of its total assets; and

o  enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs, and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices".

RISK CONSIDERATIONS
The value of your investment in the Fund will change with changes in the values of the Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations". These sections also include more information about the Fund, its investments, and related risks. Among the principal risks of investing in the Fund are:


o Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

o Industry Sector Risk. This is the risk of investments in a particular industry or group of related industries. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e. debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income. The Fund has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

o Credit Risk. This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

o Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the Fund's investment practices and associated risks. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying common equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Fund will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund or the Adviser.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange.

Loans of Portfolio Securities. The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in guaranteed mortgage pass-through securities that represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. The Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time, or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Fund.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used.

Portfolio Turnover. The portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. Higher portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper, and other types of short-term debt securities including notes and bonds. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Fund involves the special risk considerations described below.

The Real Estate Industry. Although the Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of these risks to a greater extent.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Fixed-Income Securities. The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER
The Fund's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance as a percentage of average daily net assets a fee of .90% (net of waivers and/or reimbursements) for the fiscal year ending October 31, 2002.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance, and investment advisory services.

The persons primarily responsible for the day-to-day management of the Fund are Daniel G. Pine, Senior Vice President of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1998, and David Kruth, Vice President of ACMC, with which he has been associated since prior to 1998.

Performance of Similarly Managed Investment Companies. The Fund is identical in its investment objectives, policies and practices to a currently existing open-end management investment company managed by Alliance. This Fund is AllianceBernstein Real Estate Investment Fund (the "Retail Fund"). The Fund is managed by the same investment personnel, in the identical investment style and following the same investment strategy, as the Retail Fund. Set forth below is performance data for the Retail Fund for the 1 year, 5 year and since inception periods through December 31, 2002. As of December 31, 2002, the net assets in the Retail Fund totaled approximately $236 million. The following performance data for the Retail Fund is net of actual fees incurred by that Fund for the relevant periods and is based on the Fund's Class A shares with imposition of the maximum 4.25% sales charge.


                                                  Since Inception
                    Year Ended    5 Years Ended       Through
                     12/31/02       12/31/02         12/31/02
                 -------------- ---------------- ------------------
Retail Fund.......    -1.51%          0.40%           6.80%*
--------------------------------------------------------------------------------
* Inception date for AllianceBernstein Real Estate Investment Fund--October 1, 1996.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares
The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

How To Buy Shares
You may purchase the Fund's shares at NAV through your Bernstein Advisor at the Bernstein Investment Management and Research Unit of Alliance. The Fund's shares are not subject to any initial contingent sales charges.

The minimum initial investment in the Fund is $10,000, with no minimum for subsequent investments.

The Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How To Sell Shares
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open through your Bernstein Advisor. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or shares at the time you purchase shares. Your election can be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, at your election, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the same class of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution will depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Under certain circumstances, if the Fund realizes losses after paying a dividend, all or a portion of the distributions may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching your Bernstein Advisor by telephone, in which event you should issue written instructions to your Bernstein Advisor. Your Bernstein Advisor is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. Your Bernstein Advisor will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. The telephone service may be suspended or terminated at any time without notice.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                Income from Investment Operations               Less Dividends and Distributions
                                            ------------------------------------------    ------------------------------------------
                                                              Net Gains
                                Net Asset        Net        or Losses on                   Dividends    Distributions
                                 Value,      Investment      Investments    Total from     from Net     in Excess of   Distributions
                                Beginning      Income      (both realized   Investment    Investment   Net Investment      from
  Fiscal Year or Period         of Period   (Loss)(a)(b)  and unrealized)   Operations      Income         Income      Capital Gains
  ---------------------       ------------ ------------- ---------------- -------------- -----------  --------------- --------------
AllianceBernstein Real Estate
Investment Institutional Fund
   Class I
   Year ended 10/31/02.......    $  7.66       $ .28        $     .10      $    .38       $   (.42)(c)   $  -0-         $ -0-
   Year ended 10/31/01.......    $  7.48       $ .39        $     .21      $    .60       $   (.42)(c)   $  -0-         $ -0-
   Year ended 10/31/00.......    $  6.77       $ .07        $    1.12      $   1.19       $   (.45)      $   (.03)      $ -0-
   Year ended 10/31/99.......    $  7.78       $ .37        $    (.90)     $   (.53)      $   (.42)(c)   $   (.06)      $ -0-
   12/9/97+ to 10/31/98......    $ 10.00       $ .43        $   (2.26)     $  (1.83)      $   (.39)      $  -0-         $ -0-
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations
(a) Based on average shares outstanding.
(b) Net of fee waiver and expense reimbursement.
(c) Distributions from net investment income include a tax return of capital of $.05 for Class I for 1999, $.03 for 2001 and $.14 for 2002.
(d) Total investment return is calculated assuming an initial investment made at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) (000's omitted).
(f) Net of expenses waived/reimbursed. If the AllianceBernstein Real Estate Investment Institutional Fund had borne all expenses, the expense ratio would have been 3.09% (annualized) for 1998, 3.54% for 1999, 13.03% for 2000, 3.52% for 2001 and 1.29% for 2002.
(g) Annualized.


    Less Distributions                                                       Ratios/Supplemental Data
--------------------------                               ------------------------------------------------------------
            Total          Net Asset                                         Ratio of     Ratio of Net
          Dividends         Value,                                           Expenses     Income (Loss)
             and            End of          Total          Net Assets,      to Average     to Average       Portfolio
        Distributions       Period       Return (d)       End of Period   Net Assets(f)   Net Assets(b)   Turnover Rate
       --------------    -------------  ------------     --------------   --------------  -------------   -------------
          $ (.42)          $ 7.62           4.58%          $178,818(e)        1.19%           3.41%             24%
          $ (.42)          $ 7.66           8.05%          $ 48,472(e)        1.00%           5.32%             19%
          $ (.48)          $ 7.48          18.28%          $  1,584(e)        1.00%           1.01%            211%
          $ (.48)          $ 6.77          (7.21)%         $  1,147(e)        1.00%           4.75%             32%
          $ (.39)          $ 7.78         (18.61)%         $ 18,193           1.00%(g)        5.62%(g)          11%


-----------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 16.


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













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



For more information about the Fund, the following documents are available upon request from your Bernstein advisor:

   o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102


You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.


SEC File No. 811-08403


--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

REITINSTPRO0303

AllianceBernstein
Institutional
Funds


AllianceBernstein Institutional Funds, Inc. provides a selection of equity investment alternatives to institutional and other investors through qualifying programs who seek capital growth or high total return.


      Prospectus

      March 31, 2003

           >   AllianceBernstein Special Equity
               Institutional Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
==============================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
==============================








                                       2
<
PAGE>


                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                        Page
   RISK/RETURN SUMMARY..............................      3
   FEES AND EXPENSES OF THE FUND....................      5
   GLOSSARY.........................................      6
   DESCRIPTION OF THE FUND .........................      6
   Investment Objective and Principal Policies and
      Risks.........................................      6
   Description of Additional Investment Practices...      6
   Additional Risk Considerations...................      7
   MANAGEMENT OF THE FUND...........................      7
   PURCHASE AND SALE OF SHARES......................      8
   How The Fund Values Its Shares...................      8
   How To Buy Shares................................      8
   How To Exchange Shares...........................      8
   How To Sell Shares...............................      8
   DIVIDENDS, DISTRIBUTIONS AND TAXES...............      9
   DISTRIBUTION ARRANGEMENTS........................      9
   GENERAL INFORMATION..............................     10
   FINANCIAL HIGHLIGHTS.............................     11

AllianceBernstein Special Equity Institutional Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Special Equity Institutional Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

The Risk/Return Summary includes a table for the Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

   o how the Fund's average annual returns, before and after taxes, for one year and over the life of the Fund compare to those of a broad-based-securities market index; and

   o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

OBJECTIVE:

The Fund's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund emphasizes investments in companies that Alliance believes will have superior relative earnings growth and are selling at reasonable valuations. The Fund seeks to achieve long-term performance that is significantly better than that of the S&P 500 Index. Although the Fund typically invests for the long-term, it also may take advantage of shorter-term opportunities.

The weighted average market capitalization of the companies that the Fund invests in will be less than that of the S&P 500 Index but greater than those of indices of smaller and medium capitalization stocks. This reflects the Fund's tendency to invest in less mature companies and restructuring situations that, in Alliance's judgment, offer relatively attractive appreciation opportunities.


PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk. Because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                     1           Since
                                                    Year       Inception*
--------------------------------------------------------------------------------
Class I**  Return Before Taxes                    -27.02%       -12.54%
          ----------------------------------------------------------------------
           Return After Taxes on Distributions    -27.02%       -13.50%
          ----------------------------------------------------------------------
           Return After Taxes on Distributions
            and Sale of Fund Shares               -16.59%        -9.27%
--------------------------------------------------------------------------------
S&P        (reflects no deduction for
500         fees, expenses, or taxes)
Index                                             -22.09%        -9.53%
--------------------------------------------------------------------------------
Russell    (reflects no deduction for
3000        fees, expenses, or taxes)
Growth
Index                                             -28.03%       -14.47%
--------------------------------------------------------------------------------
* Inception Date for Class I shares: 4/30/99. Class II have not commenced operations.
** After-tax Returns:
   - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
   - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The annual return in the bar chart is for the Fund's Class I shares.


n/a    n/a    n/a     n/a     n/a     n/a     n/a    -9.10%   -21.81%    -27.02%
--------------------------------------------------------------------------------
93     94     95      96      97      98      99       00        01         02

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 17.69%, 4th quarter, 2001; and Worst Quarter was down -22.63%, 3rd quarter, 2001.

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                            None
Sales charge imposed on dividend reinvestments                       None
Deferred sales charge                                                None
Exchange fee                                                         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                              Operating Expenses                                            Examples
          ----------------------------------------------------------         --------------------------------------------
                                           Class I      Class II (a)                              Class I     Class II (a)
                                           -------      ------------                              -------      ----------
          Management fees                   .64%           .64%              After 1 year          $  80         $  110
          12b-1 fees                        None           .30%              After 3 years         $ 249         $  343
          Other expenses                    .14%           .14%              After 5 years         $ 433         $  595
                                           -----           ----
          Total Fund operating expenses     .78%          1.08%              After 10 years        $ 966         $1,317
                                           =====           ====
------------------------------------------------------------------------------------------------------------------------------------

(a) Class II shares have not commenced investment operations. Expenses for Class II shares are estimated.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity or ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

OTHER
Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.


--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the investment objective, principal strategies and principal risks of the Fund. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about the risks of investing in the Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies, investments, and risks can be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without shareholder vote, and except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES
AND RISKS

INVESTMENT OBJECTIVE
The Fund's investment objective is capital appreciation.

PRINCIPAL POLICIES Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund emphasizes investments in companies that Alliance believes will have superior relative earnings growth and are selling at reasonable valuations. The Fund seeks to achieve long-term performance that is significantly better than the S&P 500 Index. In line with this objective, the Fund may exhibit greater volatility than is exhibited in the overall market. The Fund usually is fully invested with no effort made to time the market.

Although the Fund typically invests for the long-term, it also may take advantage of shorter-term opportunities. The weighted average market capitalization of the Fund will be less than that of the S&P 500 Index but greater than those of indices of smaller and medium capitalization stocks. This reflects the Fund's tendency to invest in less mature companies and restructuring situations that, in Alliance's judgment, offer relatively attractive appreciation opportunities. The Fund may invest up to 15% of its assets in foreign securities.

PRINCIPAL RISKS The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect these values. Among the principal risks of investing in the Fund are:

o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that prices overall will decline over short or longer-term periods.

o Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in either large-cap or mid-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, and financial resources.

o Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the investment practices of the Fund and risks associated with these practices.

Convertible Securities. Convertible securities are fixed-income securities that are convertible into common stocks. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying common equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the Fund's investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used.

Portfolio Turnover. The Fund's portfolio turnover rate is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. Higher portfolio turnover also may result in the realization of substantial net short-term capital gains, which when distributed, may be taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper, and other types of short-term debt securities including notes and bonds. While investing for temporary defensive purposes, the Fund may not achieve its investment objective.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Fund involves the special risk considerations described below.

Foreign Securities. The portion of the Fund's assets invested in foreign securities may have more risks than U.S. investments. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies, because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER
The Fund's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these services, the Fund pays Alliance as a percentage of average daily net assets: 1.00% of the first $50 million; .75% of the next $50 million; and .50% of assets greater than $100 million. For its fiscal year ended October 31, 2002, the Fund paid Alliance a fee as a percentage of average daily net assets of .64%.

The person primarily responsible for the day-to-day management of the Fund is Alan Levi, Senior Vice President of Alliance Capital Management Corporation. Mr. Levi has managed the Fund since 2003 and has been associated with Alliance in the capacity of portfolio manager since prior to 1998.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares
The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

How To Buy Shares
You may purchase the Fund's shares through your financial representative at NAV. The Fund's shares are not subject to any initial or contingent sales charges.

The minimum initial investment in the AllianceBernstein Institutional Funds is $2 million, which may be invested in any one or more of its portfolios. Investments made through fee-based or wrap-fee programs will satisfy the minimum initial investment requirement if the fee-based or wrap-fee program, as a whole, invests at least $2 million in one or more of the portfolios. There is no minimum for subsequent investments. The minimum initial investment may be waived in the discretion of the Fund. The Fund's SAI has more detailed information about who may purchase and hold Fund shares.

The Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares
You may exchange your shares of the Fund for Class A shares of any other AllianceBernstein Mutual Fund. Exchanges of shares are made at the next-determined NAV without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' notice.

How To Sell Shares
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial representative. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o  Selling Shares Through Your Financial Representative
Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m. Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service. If you are in doubt about what documents are required by your fee-based program or other program, you should contact your financial representative.

o  Selling Shares Directly to the Fund

By Mail:

   --Send a signed letter of instruction or stock power form, along with certificates, to:

         Alliance Global Investor Services
         P.O. Box 786003
         San Antonio, TX 78278-6003

     For certified or overnight deliveries, send to:

         Alliance Global Investor Services
         8000 IH 10 W, 4th floor
         San Antonio, TX 78230

   --For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial representative, Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

   --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

   --A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

   --If you have selected electronic funds transfer in your Subscription
     Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   --Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day (except for certain omnibus accounts).

   --Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or shares at the time you purchase shares. Your election can be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, at your election, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the same class of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution will depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the distributions may subsequently be characterized as a return of capital. Returns of capital are generally non-taxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal Income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Fund offers two classes of shares.

Class I Shares
You may purchase and hold shares of Class I solely:

o through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, AllianceBernstein Investment Research andManagement, Inc. or ABIRM;

o  through employee plans that have at least $10 million in assets;

o as investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by ABIRM, and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Class II Shares
You may purchase and hold shares of Class II solely:

o through participation in wrap-fee or other similar programs offered by registered broker-dealers or other financial intermediaries that meet certain requirements established by ABIRM, and

o through employee plans that have at least $10 million in assets.

For more detailed information about who may purchase and hold the shares of the Fund, see the Fund's SAI. Fee-based and other programs may impose different requirements with respect to investment in the shares of the Fund than described above.

Asset-based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its Class II shares. The amount of these fees is .30% of the Fund's aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. All or a portion of these fees may be paid to financial intermediaries.

Conversion Feature. As described above, Class I shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If a holder of Class I shares (i) ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Class I shares as described in this Prospectus (each, a "Conversion Event"), then all Class I shares held by the shareholder will convert automatically to Class II shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion.

The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Class I shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge.

Other. If you are a Fund shareholder through an account established under a fee-based or other program, your fee-based or other program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                             Income from Investment Operations               Less Dividends and Distributions
                                         -------------------------------------------   --------------------------------------------
                                                            Net Gains                                 Distributions
                                Net Asset        Net      or Losses on                   Dividends    in Excess of
                                 Value,      Investment    Investments   Total from      from Net     Net Realized   Distributions
                                Beginning      Income    (both realized  Investment     Investment       Gain on         from
  Fiscal Year or Period         of Period    (Loss) (a)  and unrealized) Operations       Income       Investments   Capital Gains
  ---------------------       ------------ ------------ ---------------- ----------    -------------  -------------- --------------
AllianceBernstein Special
Equity Institutional Fund
   Class I
   Year ended 10/31/02.......    $ 6.23      $ (.02)       $  (.99)       $(1.01)          $-0-          $ -0-        $   -0-
   Year ended 10/31/01.......    $12.21      $ (.01)       $ (4.14)       $(4.15)          $-0-          $(.01)       $(1.82)
   Year ended 10/31/00.......    $10.79      $ (.03)       $  1.54        $ 1.51           $-0-          $ -0-        $ (.09)
   4/30/99# to 10/31/99......    $10.00      $ (.02)       $   .81        $  .79           $-0-          $ -0-        $   -0-
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+   Commencement of operations
(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Net of expenses waived/reimbursed. If the Fund had borne all expenses for the period 4/30/99-10/31/99, the annualized expense ratio would have been .75%.



 Less Distributions                                                       Ratios/Supplemental Data
 --------------------                                 ------------------------------------------------------------

         Total          Net Asset                                         Ratio of     Ratio of Net
       Dividends         Value,                         Net Assets,       Expenses     Income (Loss)
          and            End of          Total         End of Period     to Average     to Average     Portfolio
     Distributions       Period       Return (b)       000's omitted     Net Assets     Net Assets   Turnover Rate
    --------------    -------------  ------------     --------------  ------------------------------ -------------
        $   -0-        $  5.22          (16.21)%         $204,383           .78%            (.33)%         43%
        $(1.83)        $  6.23          (38.69)%         $296,399           .69%            (.19)%         57%
        $ (.09)        $ 12.21            14.03%         $534,590           .65%            (.25)%         78%
        $   -0-        $ 10.79             7.90%         $499,846           .73%(c)(d)      (.33)%(c)      35%


Please refer to the footnotes on page 12.

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








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



For more information about the Fund, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

SEC File No. 811-08403


--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research andManagement, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------


SPEQINSTPRO0303

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